UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2015 (February 4, 2015)

TWINLAB CONSOLIDATED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                      (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Midcap Funding X Trust

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 28, 2015, Twinlab Consolidated Holdings, Inc. (the “Company”) and its direct and indirect wholly owned subsidiaries, Twinlab Consolidation Corporation (“TCC”), Twinlab Holdings, Inc. (“THI”), Twinlab Corporation (“Twinlab”), ISI Brands Inc. (“ISI”), TCC CM Subco I, Inc. (“Subco I”) and TCC CM Subco II, Inc. (“Subco II” and with the Company, TCC, THI, Twinlab and ISI collectively, the “Twinlab Companies”), entered into a Credit and Security Agreement (the “Credit Agreement”), dated January 22, 2015, with MidCap Financial Trust (“MidCap Trust”). MidCap Trust thereafter assigned all of its rights and interest under the Credit Agreement and related agreements to MidCap Funding X Trust (“MidCap Funding”), an affiliate of MidCap Trust.

On February 4, 2015, the Twinlab Companies and MidCap Funding entered into an Amendment No. 1 to Credit and Security Agreement and Limited Consent (the “MidCap Amendment”). Pursuant to the MidCap Amendment, (i) MidCap Funding consented to a change of corporate names of each of Subco I and Subco II to NutraScience Labs, Inc. and NutraScience Labs IP Corporation, respectively (collectively, the “Name Changes”), and (ii) the Credit Agreement was amended to include the First Promissory Note and Second Promissory Note (as defined below in this Item 1.01) as Permitted Debt (as defined in the Credit Agreement).

The foregoing description of the MidCap Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

JL-BBNC Mezz Utah, LLC

As previously reported in the Company’s Current Report filed with the SEC on January 28, 2015, the Twinlab Companies entered into a Note and Warrant Purchase Agreement (the “JL Purchase Agreement”), dated January 22, 2015, with JL-BBNC Mezz Utah, LLC (“JL”).

On February 4, 2015, the Twinlab Companies and JL entered into a First Amendment to Note and Warrant Purchase Agreement and Consent (the “JL Amendment”). Pursuant to the JL Amendment, (i) JL consented to the Name Changes and (ii) the JL Purchase Agreement was amended to include the First Promissory Note and Second Promissory Note as (i) permitted Indebtedness (as defined in the JL Purchase Agreement) and (ii) within the coverage of the JL Purchase Agreement’s covenant against amending certain agreements and documents.

Pursuant to the JL Amendment, JL was issued a warrant exercisable for an aggregate of 434,809 shares of Common Stock, at a per share purchase price of $1.00, at any time prior to February 13, 2020 (the “JL Amendment Warrant”).

The number of shares issuable upon exercise of the JL Amendment Warrant is subject to adjustment on terms and conditions customary for a transaction of this nature in the event of (i) reorganization, recapitalization, stock split-up, combination of shares, mergers, consolidations and (ii) sale of all or substantially all of the Company’s assets or property.

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The foregoing descriptions of the (i) JL Amendment; and (ii) JL Amendment Warrant are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

Penta Mezzanine SBIC Fund I, L.P.

As previously reported in the Company’s (i) Current Report on Form 8-K filed with the SEC on November 18, 2014 and (ii) Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2014, the Twinlab Companies entered into a Note and Warrant Purchase Agreement, dated as of November 13, 2014, as amended by the First Amendment to Note and Warrant Purchase Agreement, Consent and Joinder dated as of January 22, 2015 (as so amended, the “Penta NWPA”), with Penta Mezzanine SBIC Fund I, L.P. (“Penta”).

On February 4, 2015, the Twinlab Companies and Penta entered into a Second Amendment to Note and Warrant Purchase Agreement and Consent (the “Second Penta Amendment”). Pursuant to the Second Penta Amendment, (i) Penta consented to the Name Changes and (ii) the Penta NWPA was amended to include the First Promissory Note and Second Promissory Note as (a) permitted Indebtedness (as defined in the Penta NWPA) and (b) within the coverage of the Penta NWPA’s covenant against amending certain agreements and documents.

On February 6, 2015 and in order to provide some of the funding to consummate the Nutricap Purchase Agreement (as defined below in this Item 1.01), Penta purchased the (i) Deferred Draw Note and (ii) Deferred Warrant (each as defined in the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2014) in exchange for $2,000,000. The Deferred Warrant allows Penta to purchase 4,960,740 shares of Common Stock at an aggregate purchase price of $0.01. The Initial Warrant (as defined in the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2014) was canceled and replaced in its entirety by the Deferred Warrant. Penta surrendered the Initial Warrant to the Company upon the issuance of the Deferred Warrant. Except for the number of shares issuable, the terms of the Deferred Warrant are the same as the Initial Warrant.

The foregoing description of the Second Penta Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report, and the foregoing descriptions of the (i) Deferred Draw Note; (ii) Deferred Warrant; and (iii) Initial Warrant are qualified in their entirety by reference to the full text of such documents, which documents were filed as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on November 18, 2014 and hereby incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on September 22, 2014, TCC entered into an option agreement in September 2014 (the “Option Agreement”) that gave TCC an exclusive option to purchase certain assets of a manufacturer of nutritional products. Pursuant to the Option Agreement, as amended and restated and further amended, an Asset Purchase Agreement (the “Nutricap Purchase Agreement”), dated and effective as of February 4, 2015 by and among Nutricap Labs, LLC, a New York limited liability company (“Nutricap”), Vitacap Labs, LLC, a New York limited liability company (“Vitacap” and with Nutricap, each a “Seller” and together, the “Sellers”), Canyon Marketing V, LLC, a Delaware limited liability company (“Canyon V”), Canyon Marketing II, Inc., a New York corporation (“Canyon II”), Canyon Marketing III, LLC, a Delaware limited liability company (“Canyon III”), and Subco I (“Buyer”) was executed. The transactions contemplated by the Nutricap Purchase Agreement were consummated on February 6, 2015.

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Nutricap provides dietary supplement contract manufacturing services to the customers of its Business (as defined in the Nutricap Purchase Agreement), and pursuant to the Nutricap Purchase Agreement, Buyer acquired Nutricap’s customer relationships with such customers. Buyer assumed certain of the liabilities of the Business (the “Assumed Liabilities”), including, without limitation, liabilities for (i) certain taxes; and (ii) Buyer’s agreement to give credit for any Customer Deposit (as defined in the Nutricap Purchase Agreement) related to an existing purchase order with respect to which a customer agrees to novate such purchase order with Buyer pursuant to a Novation Contract (as defined in the Nutricap Purchase Agreement).

The aggregate consideration under the Nutricap Purchase Agreement for the purchased assets (collectively, the “Purchase Price”) was: (i) $8,000,000.00, in cash, reduced dollar for dollar by the amount of Customer Deposits (as so adjusted, the “Cash Consideration”); plus (ii) the assumption of the Assumed Liabilities; plus (iii) the sum of $2,500,000.00 paid by delivery of the First Promissory Note; plus (iv) the sum of $1,478,000 paid by delivery of the Second Promissory Note.

Except as otherwise provided in the Nutricap Purchase Agreement, for a period of three (3) years from the closing under the Nutricap Purchase Agreement, Sellers, Canyon V, Canyon II, Canyon III and their Affiliates (as defined in the Nutricap Purchase Agreement) have agreed not to (i) engage in or assist others to engage in the business in North America of providing contract manufacturing services for health and wellness companies engaged in selling vitamins, minerals and dietary supplements products, including custom formulas and private label products, and related label design, packaging and order fulfillment services for customers of such contract manufacturing services and (ii) cause, induce or encourage any customer, supplier or licensor to terminate or modify any relationship with Buyer.

Buyer delivered, in partial payment of the Purchase Price, that certain Unsecured Promissory Note, dated February 6, 2015, in the amount of $2,500,000 payable to Nutricap (the “First Promissory Note”). The First Promissory Note matures on the earlier to occur of (x) the sixty (60) day anniversary of the issuance of the First Promissory Note and (y) one (1) business day following the funding of Additional Financing (as defined in the Nutricap Purchase Agreement) (such earlier date, the “Maturity Date”). Interest on the principal amount of the First Promissory Note accrues at the rate of six (6%) percent per year. A late payment fee of $250,000 is payable by Buyer if the First Promissory Note is not paid on or before the Maturity Date. Concurrently with payment of the amounts due under the First Promissory Note in accordance with its terms, Buyer will deduct from such amounts due $900,000 and deliver the $900,000 so deducted to the Escrow Agent (as defined in the Nutricap Purchase Agreement) to be held pursuant to the Escrow Agreement (as defined in the Nutricap Purchase Agreement).

Buyer delivered, in partial payment of the Purchase Price, that certain Unsecured Promissory Note, dated February 6, 2015, in the amount of $1,478,000 payable to Nutricap (the “Second Promissory Note”). The Second Promissory Note matures on the twelve (12) month anniversary of the issuance of the Second Promissory Note. Interest on the principal amount of the Second Promissory Note accrues at the rate of three (3%) percent per year. Principal and accrued interest on the Second Promissory Note is payable in twelve (12) equal monthly installments on the last business day of each month commencing February 27, 2015. Buyer may prepay amounts due under the Second Promissory Note, in whole or in part, at any time and from time to time, without any prepayment penalty. In the event of an Event of Default (as defined in the Second Promissory Note), the interest rate increases to fifteen (15%) percent per year from the date of such Event of Default.

Buyer and Sellers entered into a Transition Services Agreement, dated February 6, 2015, pursuant to which Nutricap will provide Buyer with certain transitional services to assist Buyer to transfer to Buyer the customer relationships acquired by Buyer pursuant to the Nutricap Purchase Agreement (the “TSA”). The TSA provides that Nutricap will provide Buyer with, among other services, (i) the services of certain Nutricap personnel; (ii) the right to use Nutricap’s premises; (iii) access to Nutricap’s information services; and (iv) accounting services.

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The TSA is in effect until August 6, 2015 subject to Buyer’s right to extend the term of the TSA for up to an additional six (6) months. Notwithstanding the foregoing, Buyer has the right to discontinue provision of services under the TSA prior to the end of the term but will still be responsible for paying the costs of using Nutricap’s premises through the end of the term.

Buyer will pay Nutricap the following fees pursuant to the TSA: (i) a monthly fee of $300,000; (ii) $258,749.88 in twelve (12) equal monthly installments for use of Nutricap’s premises; and (iii) (x) one hundred and five (105%) percent of the monthly salary, benefits expenses and other compensation-related expenses and (y) applicable retention bonuses for certain individuals employed by Sellers prior to the closing under the Nutricap Purchase Agreement who perform transition services under the TSA.

The Company has granted 2014 Huntington Holdings, LLC (“HH”), an affiliate of Sellers, certain registration rights for the shares of Common Stock of the Company owned by HH (the “HH Registration Rights Agreement”).

The foregoing descriptions of the (i) Nutricap Purchase Agreement; (ii) First Promissory Note; (iii) Second Promissory Note; (iv) TSA; and (v) HH Registration Rights Agreement are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)	The information set forth in Item 1.01 above is hereby incorporated by reference in answer to Item 2.03(a).

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Any required financial statements for the acquisition reported in Item 2.01 above will be filed by amendment as soon as practicable, but not later than 71 days from the date that this Current Report on Form 8-K is required to be filed.

(b)	Pro-forma Financial Information.

Any required pro forma financial information for the acquisition reported in Item 2.01 above will be filed by amendment as soon as practicable, but not later than 71 days from the date that this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit 10.45	Amendment No. 1 to Credit and Security Agreement and Limited Consent, dated as of February 4, 2015, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc. and TCC CM Subco II, Inc. and MidCap Funding X Trust.

Exhibit 10.46	First Amendment to Note and Warrant Purchase Agreement and Consent, dated as of February 4, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc., TCC CM Subco II, Inc. and JL-BBNC Mezz Utah, LLC.

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Exhibit 10.47	Warrant, dated February 4, 2015, issued by Twinlab Consolidated Holdings, Inc. to JL-BBNC Mezz Utah, LLC.

Exhibit 10.48	Second Amendment to Note and Warrant Purchase Agreement and Consent, dated as of February 4, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc., TCC CM Subco II, Inc. and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.49	Asset Purchase Agreement, dated as of February 4, 2015, by and among Nutricap Labs, LLC, Vitacap Labs, LLC, Canyon Marketing V, LLC, Canyon Marketing II, Inc., Canyon Marketing III, LLC and TCC CM Subco I, Inc.

Exhibit 10.50	Unsecured Promissory Note, dated February 6, 2015, in the amount of $2,500,000 made by TCC CM Subco I, Inc. payable to Nutricap Labs, LLC.

Exhibit 10.51	Unsecured Promissory Note, dated February 6, 2015, in the amount of $1,478,000 made by TCC CM Subco I, Inc. payable to Nutricap Labs, LLC.

Exhibit 10.52	Transition Services Agreement, dated February 6, 2015, by and between TCC CM Subco I, Inc., Nutricap Labs, LLC and Vitacap Labs, LLC.

Exhibit 10.53	Registration Rights Agreement, dated as of February 6, 2015, by and between Twinlab Consolidated Holdings, Inc. and 2014 Huntington Holdings, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2015	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy
Thomas A. Tolworthy
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.45	Amendment No. 1 to Credit and Security Agreement and Limited Consent, dated as of February 4, 2015, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc. and TCC CM Subco II, Inc. and MidCap Funding X Trust.

Exhibit 10.46	First Amendment to Note and Warrant Purchase Agreement and Consent, dated as of February 4, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc., TCC CM Subco II, Inc. and JL-BBNC Mezz Utah, LLC.

Exhibit 10.47	Warrant, dated February 4, 2015, issued by Twinlab Consolidated Holdings, Inc. to JL-BBNC Mezz Utah, LLC.

Exhibit 10.48	Second Amendment to Note and Warrant Purchase Agreement and Consent, dated as of February 4, 2015, by and between Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, TCC CM Subco I, Inc., TCC CM Subco II, Inc. and Penta Mezzanine SBIC Fund I, L.P.

Exhibit 10.49	Asset Purchase Agreement, dated as of February 4, 2015, by and among Nutricap Labs, LLC, Vitacap Labs, LLC, Canyon Marketing V, LLC, Canyon Marketing II, Inc., Canyon Marketing III, LLC and TCC CM Subco I, Inc.

Exhibit 10.50	Unsecured Promissory Note, dated February 6, 2015, in the amount of $2,500,000 made by TCC CM Subco I, Inc. payable to Nutricap Labs, LLC.

Exhibit 10.51	Unsecured Promissory Note, dated February 6, 2015, in the amount of $1,478,000 made by TCC CM Subco I, Inc. payable to Nutricap Labs, LLC.

Exhibit 10.52	Transition Services Agreement, dated February 6, 2015, by and between TCC CM Subco I, Inc., Nutricap Labs, LLC and Vitacap Labs, LLC.

Exhibit 10.53	Registration Rights Agreement, dated as of February 6, 2015, by and between Twinlab Consolidated Holdings, Inc. and 2014 Huntington Holdings, LLC.

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